Exhibit 99.1

Filed Pursuant to Rule 433
Registration Statement Nos. 333-103545-06 & 333-208734

NAVIENT FUNDING, LLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES.  BEFORE YOU INVEST, YOU SHOULD READ THE REGISTRATION STATEMENT AND THE OTHER DOCUMENTS NAVIENT FUNDING, LLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT NAVIENT FUNDING, LLC AND THIS OFFERING.  YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

SUPPLEMENT, dated January 19, 2017
to
 PRELIMINARY REMARKETING PROSPECTUS, dated January 12, 2017 (subject to completion)
$357,102,146

CLASS A-4 NOTES

SLM Student Loan Trust 2005-8
 Issuing Entity

Navient Funding, LLC
 Depositor

Navient Solutions, Inc.
 Sponsor, Servicer and Administrator

Student Loan-Backed Notes

This supplement should be read in conjunction with the preliminary remarketing prospectus, dated January 12, 2017 (the “Preliminary Remarketing Prospectus”).  You should carefully consider all of the information contained in this supplement and the Preliminary Remarketing Prospectus before you purchase any class A-4 notes.  Terms used and not defined in this Supplement have the meanings assigned to them in the Preliminary Remarketing Prospectus.

The class A-4 notes have not been approved or disapproved by the United States Securities and Exchange Commission (the “SEC”), any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this remarketing or the accuracy or adequacy of this preliminary remarketing prospectus. Any representation to the contrary is a criminal offense.

The information contained herein is confidential and may not be reproduced in whole or in part.

Remarketing Agent

BofA Merrill Lynch

SUPPLEMENT TO PRELIMINARY REMARKETING PROSPECTUS

The Preliminary Remarketing Prospectus, dated January 12, 2017 (subject to completion) and attached hereto, relating to the remarketing of the SLM Student Loan Trust 2005-8 (the “Trust”) class A-4 reset rate notes on the January 25, 2017 reset date, is hereby amended and supplemented by the addition of the following section.

RECENT DEVELOPMENTS

On January 18, 2017, the Consumer Financial Protection Bureau (the “CFPB”) and the Offices of the Attorneys General for the State of Illinois and the State of Washington (collectively, the “Attorneys General”) filed various civil actions naming Navient Corporation (“Navient”) and several of its subsidiaries (including Navient Solutions) as defendants alleging violations of Federal and state consumer protection statutes, including the Consumer Financial Protection Act of 2010, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act and various State consumer protection laws.  In these actions, the CFPB and the Attorneys General seek legal and equitable relief, including, without limitation, injunctions, rescission or reformation of loan contracts, refunds of moneys paid, restitution, disgorgement and civil money penalties.  These civil actions are related to various Civil Investigative Demands that were previously issued by the CFPB and the Attorneys General beginning in December 2013 through August 2015 which have been disclosed previously in Navient’s filings with the SEC.

In its press release dated January 18, 2017, Navient indicated that it intends to vigorously defend itself against the allegations included in these lawsuits. At this point in time, Navient is unable to anticipate the timing of a resolution or the ultimate impact that these legal proceedings may have on Navient’s consolidated financial position, liquidity, results of operation or cash flows. It is possible that an adverse ruling or rulings may have a material adverse impact on Navient, Navient Solutions and/or their affiliates or on the financial ability of the depositor, the servicer or a seller to fulfill an obligation to purchase or repurchase trust student loans in connection with a breach of representation, warranty or covenant as more fully described in this preliminary remarketing prospectus.  It is also possible that an adverse ruling or rulings on claims made by the CFPB and Attorneys General in their complaints against Navient or its affiliates may have a material adverse effect on the trust student loans.  In either case, the payments on your notes may be adversely affected.

$357,102,146

CLASS A-4 NOTES

SLM Student Loan Trust 2005-8
Issuing Entity

Navient Funding, LLC
Depositor

Navient Solutions, Inc.
Sponsor, Servicer and Administrator

___________

SUPPLEMENT, dated January 19, 2017
to
PRELIMINARY REMARKETING PROSPECTUS, dated January 12, 2017 (subject to completion)

___________

Remarketing Agent

BofA Merrill Lynch

___________